Exhibit 10.1

WAIVER AND AMENDMENT NO. 6 TO NOTE, dated as of March 15, 2010 (this “Amendment”)

BY AND AMONG

(1)	BRANDPARTNERS GROUP, INC., a Delaware corporation (“BPG”);

(2)	BRANDPARTNERS RETAIL, INC., a New Hampshire corporation (formerly known as Willey Brothers, Inc.) (“BPR”);

(3)	GRAFICO INCORPORATED, a Delaware corporation and wholly-owned subsidiary of BPG (“Grafico”, and together with BPG and BPR, collectively, the “Companies”); and

(4)	CORPORATE MEZZANINE II, L.P., a British Virgin Islands limited partnership (“CMII”).

WHEREAS, BPG, BPR, and CMII are parties to a certain Subordinated Note and Warrant Purchase Agreement of October 22, 2001, as amended by Amendment No. 1 and Waiver dated as of May 14, 2002, Amendment No. 2 and Waiver dated as of August 9, 2002, Amendment No. 3 and Waiver dated as of January 7, 2004, Amendment No. 4, dated as of May 5, 2005, Amendment No. 5 and Waiver, dated as of March 28, 2007 and Amendment No. 6, dated as of March 27, 2008 (the “Purchase Agreement”), pursuant to which BPR has issued and sold to CMII a subordinated promissory note in the original principal amount of $5,000,000 with a final maturity of October 29, 2010 (as amended by Amendment No. 1, dated as of January 7, 2004, Amendment No. 2, dated as of March 27, 2008, Amendment No. 3, dated as of March 31, 2009, Waiver and Amendment No. 4, dated as of November 17, 2009 and Waiver and Amendment No. 5, dated as of January 25, 2010, the “Original Note” and as amended hereby, the “Note”) and BPG has issued and sold to CMII certain warrants for the purchase of an aggregate of 665,000 shares of common stock of BPG;

WHEREAS, the Companies have notified CMII that an Event of Default may occur under the Purchase Agreement as a result of the failure by BPR to make the March 15, 2010 interest payment on the Original Note (the “Subject Event of Default”);

WHEREAS, the Companies have asked CMII to waive the Subject Event of Default and to defer payment of the interest due on the Original Note on March 15, 2010 to April 15, 2010; and

WHEREAS, subject to the satisfaction of the conditions set forth in Section 5, CMII is willing to waive the Subject Event of Default and defer payment of the interest due on the Original Note on March 15, 2010 to April 15, 2010.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

(1)           Definitions.  Capitalized terms used in this Amendment shall have the meanings given them in the Purchase Agreement unless otherwise defined herein.

(2)           Affirmation of Transaction Documents.  Each Company acknowledges that each of the Purchase Agreement, the Original Note and each Warrant is a valid and binding obligation of the Companies, in the case of the Purchase Agreement, of BPG, in the case of the Warrant, and of BPR, in the case of the Original Note, enforceable against the Companies, BPG or BPR, as the case may be, in accordance with their respective terms.

(3)           Waiver.  Effective as of the Effective Date (as hereinafter defined) and subject to the conditions to effectiveness set forth in Section 5 hereof, CMII hereby waives the Subject Event of Default.  Anything herein to the contrary notwithstanding, (i) CMII’s waiver only applies to the specific provisions noted above and (ii) BPR is required to comply with Section 2 of the Original Note, other than as waived by this Amendment, at all times in the future.

(4)           Amendment to Original Note.  Effective as of the Effective Date (as hereinafter defined) and subject to the conditions to effectiveness set forth in Section 5 hereof, the Original Note is hereby amended as follows:

(a)	Section 2(a) of the Original Note is amended by replacing the date “March 15, 2010” appearing therein with the date “April 15, 2010”.

(b)	BPR hereby authorizes CMII to attach this Amendment as an allonge to the Original Note, and this Amendment shall be attached as Exhibit 6 to the Original Note.

(5)           Conditions.  The waiver contained in Section 3 hereof and the amendment contained in Section 4 hereof shall become effective upon the satisfaction in full of the following conditions on the date (the “Effective Date”), on or prior to March [__], 2010, on which:

(a)	CMII shall have executed and delivered a counterpart of this Amendment and CMII shall have received a counterpart of this Amendment executed and delivered by each Company;

(b)	TD Bank, N.A. shall have consented in writing to the amendment contained in Section 4 hereof and CMII shall have received a counterpart of such consent substantially in the form of Exhibit 1.

(6)           Reimbursement of Expenses.  BPR will pay all out-of-pocket expenses, costs and charges incurred by CMII (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Amendment, and all documents executed in connection herewith.

(7)           Purchase Agreement and Original Note to Remain in Force.  Except as specifically provided herein, the Purchase Agreement, the Original Note and the other Transaction Documents shall remain in full force and effect and are in all respects hereby ratified and affirmed.  From and after the Effective Date, all references in the Note to “this Note”, “hereof” or “herein” or the like, and all references in the other Transaction Documents to the Note, shall mean and refer to the Original Note as amended hereby.

(8)           Successors and Assigns.  The Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

(9)           Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

(10)         Headings.  The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(11)         No Implied Waivers.  No failure or delay on the part of CMII in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or under the Purchase Agreement or the Note.  No modification or waiver of any provisions of this Amendment shall in any event be effective unless the same shall be in writing and signed by CMII, and then such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(12)         Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law other than Section 5-1401 of the General Obligations Law of the State of New York.

(13)         Jurisdiction; WAIVER OF RIGHT TO JURY TRIAL.  Each party to this Amendment hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Amendment or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York located in New York City or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS WAVER OR THE SUBJECT MATTER HEREOF.  EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS AMENDMENT IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS AMENDMENT IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS AMENDMENT IN ITS RELATED FUTURE DEALINGS.

(14)         Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

(15)         Limited Waiver.  The waiver of the Subject Event of Default is subject to the satisfaction of the conditions set forth in Section 5, is applicable only to the specific violation described as the Subject Event of Default and to no other Events of Default, known or unknown, nor to any other failure of any Company to comply with any term or provisions of any Transaction Document, and the granting by CMII of the waiver of the Subject Event of Default does not imply any agreement to provide any subsequent waiver of any Default or Event of Default.

(16)         Reaffirmation of Subsidiary Guarantee.  Grafico reaffirms its obligations to CMII pursuant to the terms of the Subsidiary Guarantee, dated as of May 5, 2005, and acknowledges that CMII may amend, restate, extend, renew or otherwise modify the Purchase Agreement, the Note or the Warrants and any indebtedness or agreement of BPR, or enter into any agreement or extend additional or other credit accommodations to BPR, without notifying or obtaining the consent of Grafico and without impairing the liability of Grafico under the Subsidiary Guarantee for all of BPR's present and future indebtedness to CMII.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed all as of the day and year first above written.

BRANDPARTNERS GROUP, INC.

By:
Name:
Title:

BRANDPARTNERS RETAIL, INC.

By:
Name:
Title:

GRAFICO INCORPORATED

By:
Name:
Title:

CORPORATE MEZZANINE II, L.P.

By:
Name:
Title:

EXHIBIT 1

ACKNOWLEDGMENT AND AGREEMENT OF SENIOR LENDER

Reference is made to (i) the foregoing Amendment No. 6 to Note, dated as of March __, 2010, among BrandPartners Group, Inc., a Delaware corporation (“BPG”), BrandPartners Retail, Inc., a New Hampshire corporation (“BPR”), Grafico Incorporated, a Delaware corporation (“Grafico”) and Corporate Mezzanine II, L.P., a British Virgin Islands limited partnership (“CMII”) (the “Amendment”) and (ii) the Subordination Agreement, dated as of May 5, 2005, among the undersigned, CMII, BPR and Grafico (as heretofore amended, the “Subordination Agreement”).

The undersigned hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof and to the amendment set forth in Section 4 thereof; and (iii) reaffirms its obligations to CMII under the Subordination Agreement.

TD BANK, N.A.

By:

Name:
ts: